UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 11, 2016
Date of Report (Date of earliest event reported)

Discovery Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26422	94-3171943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2600 Kelly Road, Suite 100
Warrington, Pennsylvania 18976
(Address of principal executive offices)

 (215) 488-9300
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On February 11, 2016, Discovery Laboratories, Inc., a Delaware corporation (the “Company”) entered into an amendment (the “Amendment”) to the existing At-the-Market Equity Sales Agreement (the “Sales Agreement”) by and between the Company and Stifel, Nicolaus & Company, Incorporated (“Stifel”), dated February 11, 2013.  The Amendment extends the term of the Sales Agreement to February 11, 2019, unless terminated earlier in accordance with terms set forth in the Sales Agreement.  Prior to the Amendment, the Sales Agreement would have expired on February 11, 2016.  All other economic terms of the Sales Agreement remain unmodified.  Currently, the Company has not determined whether to sell any shares under the Agreement, and, before undertaking a transaction, will consider among other factors, market conditions and capital requirements.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of Common Stock in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.  Furthermore, the summary of the Sales Agreement and full text of the Sales Agreement set forth in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 13, 2013 (the "Prior 8-K") are also incorporated herein by reference.

The Amendment and the Sales Agreement have been included as an exhibit to this Current Report on Form 8-K or the Prior 8-K to provide information regarding their respective terms and not to provide any other factual information about the Company.  The Amendment and the Sales Agreement contain various customary representations and warranties, as well as customary provisions relating to confidentiality and other matters.  Any representations, warranties and covenants contained in the Amendment or the Sales Agreement were made only as of the date of such agreement, only for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution and issuance of such agreement.  Shareholders of the Company and other investors should not rely on any representations, warranties and covenants in the Amendment or the Sales Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amendment No. 1 dated February 11, 2016 to the At-the-Market Equity Sales Agreement dated February 11, 2013 by and between the Company and Stifel, Nicolaus & Company, Incorporated

Cautionary Note Regarding Forward-looking Statements:

To the extent that statements in this Current Report on Form 8-K are not strictly historical, including statements as to business strategy, outlook, objectives, future milestones, plans, intentions, goals, future financial conditions, future collaboration agreements, the success of the Company’s product development or otherwise as to future events, such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this Current Report are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made. Such risks and others are further described in the Company's filings with the Securities and Exchange Commission including the most recent reports on Forms 10-K, 10-Q and 8-K, and any amendments thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery Laboratories, Inc.

	By	/s/ John Tattory
	Name:	John Tattory
	Title:	Senior Vice President and Chief Financial Officer

Date: February 16, 2016